Exhibit 99.1

Encore Capital Group, Inc.

NASDAQ: ECPG

September 14, 2004

Presentation to Roth Capital Partners’

New York Conference

Forward-Looking Statements

Certain Statements in This Presentation Constitute “Forward-looking Statements” Within the Meaning of the Private Securities Litigation Reform Act of 1995.  Such Statements
Involve Risks, Uncertainties and Other Factors Which May Cause Actual Results,
Performance or Achievements of the Company and Its Subsidiaries to Be Materially
Different From Any Future Results, Performance or Achievements Expressed or Implied
by Such Forward-looking Statements.  For a Discussion of These Factors, We Refer You
to the Company’s Annual Report on Form 10-K As of and for the Year Ended December
31, 2003.

In Light of the Significant Uncertainties Inherent in the Forward-looking Statements
Included Herein, the Inclusion of Such Information Should Not Be Regarded As a
Representation by the Company or by Any Other Person or Entity That the Objectives
and Plans of the Company Will Be Achieved.

Encore Capital Group, Inc

50 Year Old Purchaser of Consumer Debt

Present Management Team Took Over in Mid-2000

Unique Business Model

Excellent Results

Strong Drivers for Growth

Compelling Fundamentals

            “America’s Appetite for Borrowing Money Bloats U.S. Consumer Debt
to a Record High Almost Every Month.  As of September, the Tab
Stood at $2 Trillion and Was Spurting at an Annual Rate of 10
Percent.  Through Good Times and Bad, Spending Tomorrow’s
Dollars Today Never Goes Out of Fashion.”

Source:  Credit and Collections Daily – November 24, 2003

$ in billions

Non-Mortgage Consumer Debt and Charge-off Rates

Source:  Federal Reserve Board, July 8, 2004

Competitive Advantage

Account Level Analytics

Multiple Collection Strategies

Sophisticated Account Management System

Business Drivers

Buy Right

Collect Well

Manage Expenses

Challenge Everything

Demand Professional and Ethical Behavior

Basic Business Model

This Is How We Make Money

Years

0

1

2

3

>3

Total

Investment

($100)

Collections

$114

$74

$51

$31

$270

Cumulative Multiple Of Costs Collected

1.1x

1.9x

2.4x

2.7x

Total Operating Expense

@40%

($46)

($30)

($20)

($12)

($108)

Net Cash Flow Stream

($100)

$68

$44

$31

$19

$162

Net IRR

29%

Representative Data Only; Not Actual Portfolio Results

Portfolio Purchases = Raw Material

Account Level Valuation Provides Several Competitive Advantages

Month Since

Charge

-

off

Face Value

($ in Billions)

% of Total

Face Purch.

0

-

6

$

2.0

22%

7

-

12

$

1.0

11%

13

-

18

$

2.0

22%

19

-

24

$

0.8

9%

25

-

36

$

1.8

19%

37+

$

1.6

17%

Total

$

9.2

100%

Provides Ability to Create
Positively Selected Deals

Expands Universe of Sources
to Include Our Competition

Applies to Alternative Paper
Types

Increases Our Flexibility to Buy
Throughout the Universe of Defaulted
Receivables

Note:  All Purchases Since Mid-2000 Through 6/30/04.

Strong Collection Growth

Collection Innovation Drives Our
Performance Improvement

Innovation Yields Multiple Strengths

Portfolio Performance

36 months

24 months

12 months

6 months

84

$2.8 Billion

$0.7 Billion

$6.2 Billion

$ 7.6 Billion

Total Face Value

29

143

189

# of Portfolios

Multiple of Purchase Price Collected*

*Actual Data Represents the Average Multiple for All Portfolios at 6 Months, 12 Months, 24 Months
and 36 Months As Of June 30, 2004

Portfolio Performance – Another View

Multiple of Purchase Price Collected by Year of Purchase

Expense Management

Cost Per Dollar Collected Has Decreased by 27% While Monthly Collections Have
Grown 325% Since the Beginning of 2001

Strong Financial Performance

Resulting in a Return to Profitability

*Excludes One-Time Items.

Strong Financial Performance

Drivers for Growth

Core Business Growth

Innovations and Analysis

New Financing

Profitable Investment of Cash

Experienced Management Team

SVP, Collections Operations since April 2004; Former Director of Service Strategy at Gateway, Inc.

Anna Hansen

SVP

VP and Chief Credit Risk Officer since February 2001; Former VP of Decision
Science for Associates Home Equity Division

Eric Von Dohlen
VP

SVP & CIO*; Former VP & CIO of West Capital; Former VP & CIO for Frederick’s
of Hollywood and The Welk Group

John Treiman
SVP & CIO

SVP, General Counsel and Secretary since September 2001; Former VP and
General Counsel of West Capital and ComStream Corp.

Robin R. Pruitt
SVP

SVP, Human Resources since April 2003; Former Director of Human Resources at Gateway, Inc.

Alison James
SVP

EVP & COO*; Former SVP of Operations of West Capital and First Data
Resources; Former VP/Risk Operations of Capital One

J. Brandon Black
EVP & COO

EVP & CFO*; Former CFO of West Capital; Former CFO and Board Member of
Bank One, Texas, N.A; Former Controller of Great Western Financial Corp.

Barry R. Barkley
EVP & CFO

President and CEO*; Former Chairman, President and CEO of West Capital;
Former Chairman, President and CEO of MIP Properties, Inc., a publicly traded
REIT

Carl C. Gregory, III
President & CEO

Experience

Name/Position

*   Since May 2000.

Encore Capital Group, Inc.

NASDAQ: ECPG

September 14, 2004

Presentation to Roth Capital Partners’

New York Conference